                                                                     Exhibit 4.1








                        MIRANT AMERICAS GENERATION, INC.


                                       TO


                         BANKERS TRUST COMPANY, TRUSTEE



                ------------------------------------------------

                                    INDENTURE


                             DATED AS OF MAY 1, 2001


                ------------------------------------------------


                  PROVIDING FOR THE ISSUANCE FROM TIME TO TIME
                      OF SENIOR NOTES IN ONE OR MORE SERIES

                        MIRANT AMERICAS GENERATION, INC.
         RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939 AND
                   INDENTURE, DATED AS OF _____________, 2001

                    TRUST INDENTURE
                      ACT SECTION                                INDENTURE SECTION
(S)    310(a)(1).............................................................609
           (a)(2)............................................................609
           (a)(3).................................................Not Applicable
           (a)(4).................................................Not Applicable
           (b)...............................................................608
                                                                             610
(S)    311(a)................................................................613
       311(b)(4)..........................................................613(a)
          (b)(6)..........................................................613(b)
(S)    312(a)................................................................701
                                                                          702(a)
          (b).............................................................702(b)
          (c).............................................................702(b)
(S)    313(a).............................................................703(a)
       313(b).............................................................703(b)
       313(c).............................................................703(c)
                                                                             704
          (d).............................................................703(c)
(S)    314(a)..........................................................704, 1005
          (b).....................................................Not Applicable
          (c)(1).............................................................102
          (c)(2).............................................................102
          (c)(3)..................................................Not Applicable
          (d).....................................................Not Applicable
          (e)................................................................102
(S)    315(a).............................................................601(a)
          (b)................................................................602
          (c).............................................................601(b)
          (d).............................................................601(c)
          (d)(1).......................................................601(a)(1)
          (d)(2).......................................................601(c)(2)
          (d)(3).......................................................601(c)(3)
          (e)................................................................514
(S)    316(a)................................................................101
          (a)(1)(A)..........................................................502
                                                                             512
          (a)(1)(B)..........................................................513
          (a)(2)..................................................Not Applicable

          (b)................................................................508
(S)    317(a)(1).............................................................503
          (a)(2).............................................................504
          (b)...............................................................1003
(S)    318(a)................................................................107

                              TABLE OF CONTENTS

                                                                              PAGE
ARTICLE ONE - DEFINITIONS AND OTHER PROVISIONS OF GENERAL
APPLICATION.....................................................................1
   SECTION 101. DEFINITIONS.....................................................1
      Act ......................................................................2
      Affiliate.................................................................2
      Authenticating Agent......................................................2
      Board of Directors........................................................2
      Board Resolution..........................................................2
      Business Day..............................................................2
      Certificate of a Firm of Independent Public Accountants...................2
      Commission................................................................2
      Company...................................................................3
      Company Request or Company Order..........................................3
      Corporate Trust Office....................................................3
      Corporation...............................................................3
      Defaulted Interest........................................................3
      Depositary................................................................3
      Event of Default..........................................................3
      Global Note...............................................................3
      Holder....................................................................3
      Indenture.................................................................3
      Interest Payment Date.....................................................3
      Maturity..................................................................4
      Officers' Certificate.....................................................4
      Opinion of Counsel........................................................4
      Outstanding...............................................................4
      Paying Agent..............................................................4
      Person....................................................................5
      Predecessor Security......................................................5
      Redemption Date...........................................................5
      Redemption Price..........................................................5
      Regular Record Date.......................................................5
      Responsible Officer.......................................................5
      Security Register and Security Registrar..................................5
      Senior Note...............................................................5
      Special Record Date.......................................................5
      Stated Maturity...........................................................5
      Trust Indenture Act.......................................................6
      Trustee...................................................................6
      Vice President............................................................6
   SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS............................6
   SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE..........................7

                                       i

   SECTION 104. ACTS OF HOLDERS.................................................7
   SECTION 105. NOTICES, ETC., TO TRUSTEE AND COMPANY...........................8
   SECTION 106. NOTICE TO HOLDERS OF SENIOR NOTES; WAIVER.......................9
   SECTION 107. CONFLICT WITH TRUST INDENTURE ACT...............................9
   SECTION 108. EFFECT OF HEADINGS AND TABLE OF CONTENTS........................9
   SECTION 109. SUCCESSORS AND ASSIGNS..........................................9
   SECTION 110. SEPARABILITY CLAUSE.............................................10
   SECTION 111. BENEFITS OF INDENTURE...........................................10
   SECTION 112. GOVERNING LAW...................................................10
   SECTION 113. LEGAL HOLIDAYS..................................................10

ARTICLE TWO - FORMS OF NOTES....................................................10
   SECTION 201. FORMS GENERALLY.................................................10
   SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.................11
   SECTION 203. SENIOR NOTES ISSUABLE IN THE FORM OF A GLOBAL NOTE..............11

ARTICLE THREE -  THE SENIOR NOTES...............................................13
   SECTION 301. AMOUNT UNLIMITED; ISSUABLE IN SERIES............................13
   SECTION 302. EXECUTION, AUTHENTICATION, DELIVERY AND DATING..................15
   SECTION 303. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.............16
   SECTION 304. MUTILATED, DESTROYED, LOST AND STOLEN SENIOR NOTES..............18
   SECTION 305. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED..................19
   SECTION 306. PERSONS DEEMED OWNERS...........................................20
   SECTION 307. CANCELLATION....................................................20
   SECTION 308. COMPUTATION OF INTEREST.........................................20

ARTICLE FOUR -  SATISFACTION AND DISCHARGE......................................20
   SECTION 401. DEFEASANCE......................................................20
   SECTION 402. APPLICATION OF TRUST MONEY......................................22

ARTICLE FIVE -  REMEDIES........................................................22
   SECTION 501. EVENTS OF DEFAULT...............................................22
   SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT..............24
   SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY
                TRUSTEE.........................................................25
   SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM................................25
   SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SENIOR NOTES...26
   SECTION 506. APPLICATION OF MONEY COLLECTED..................................26
   SECTION 507. LIMITATION ON SUITS.............................................27
   SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM
                AND INTEREST....................................................27
   SECTION 509. RESTORATION OF RIGHTS AND REMEDIES..............................28
   SECTION 510. RIGHTS AND REMEDIES CUMULATIVE..................................28
   SECTION 511. DELAY OR OMISSION NOT WAIVER....................................28
   SECTION 512. CONTROL BY HOLDERS OF SENIOR NOTES..............................28
   SECTION 513. WAIVER OF PAST DEFAULTS.........................................29

                                      ii

   SECTION 514. UNDERTAKING FOR COSTS...........................................29
   SECTION 515. WAIVER OF STAY OR EXTENSION LAWS................................30

ARTICLE SIX - THE TRUSTEE.......................................................30
   SECTION 601. CERTAIN DUTIES AND RESPONSIBILITIES.............................30
   SECTION 602. NOTICE OF DEFAULTS..............................................31
   SECTION 603. CERTAIN RIGHTS OF TRUSTEE.......................................32
   SECTION 604. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SENIOR NOTES........33
   SECTION 605. MAY HOLD SENIOR NOTES...........................................33
   SECTION 606. MONEY HELD IN TRUST.............................................33
   SECTION 607. COMPENSATION AND REIMBURSEMENT..................................33
   SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS.........................34
   SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.........................34
   SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR...............34
   SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR..........................36
   SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.....37
   SECTION 613. PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY...............37
   SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT.............................38

   SECTION 615. RIGHT OF TRUSTEE IN CAPACITY OF SECURITY REGISTRAR AND PAYING
                AGENT...........................................................39

ARTICLE SEVEN - HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY...............40
   SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.......40
   SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS..........40
   SECTION 703. REPORTS BY TRUSTEE..............................................40
ARTICLE EIGHT - CONSOLIDATION, MERGER, SALE, CONVEYANCE, TRANSFER OR LEASE......41
   SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS............41
   SECTION 802. SUCCESSOR CORPORATION SUBSTITUTED...............................41

ARTICLE NINE - SUPPLEMENTAL INDENTURES..........................................42
   SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS..............42
   SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.................43
   SECTION 903. GENERAL PROVISIONS REGARDING SUPPLEMENTAL INDENTURE.............43
   SECTION 904. EXECUTION OF SUPPLEMENTAL INDENTURES............................44
   SECTION 905. EFFECT OF SUPPLEMENTAL INDENTURES...............................44
   SECTION 906. CONFORMITY WITH TRUST INDENTURE ACT.............................44
   SECTION 907. REFERENCE IN SENIOR NOTES TO SUPPLEMENTAL INDENTURES............44

ARTICLE TEN - COVENANTS.........................................................45
   SECTION 1001. PAYMENT OF PRINCIPAL AND INTEREST..............................45

                                      iii

   SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY................................45
   SECTION 1003. MONEY FOR SENIOR NOTES PAYMENTS TO BE HELD IN TRUST............45
   SECTION 1004. CORPORATE EXISTENCE............................................46

SECTION 1005. REPORTS BY THE COMPANY............................................47
   SECTION 1006. WAIVER OF CERTAIN COVENANTS....................................48

ARTICLE ELEVEN - REDEMPTION OF SENIOR NOTES.....................................48
   SECTION 1101. APPLICABILITY OF ARTICLE.......................................48
   SECTION 1102. ELECTION TO REDEEM; NOTICE TO TRUSTEE..........................48
   SECTION 1103. SELECTION BY TRUSTEE OF SENIOR NOTES TO BE REDEEMED............49
   SECTION 1104. NOTICE OF REDEMPTION...........................................49
   SECTION 1105. DEPOSIT OF REDEMPTION PRICE....................................50
   SECTION 1106. SENIOR NOTES PAYABLE ON REDEMPTION DATE........................50
   SECTION 1107. SENIOR NOTES REDEEMED IN PART..................................51

ARTICLE TWELVE -  MISCELLANEOUS PROVISIONS......................................51
   SECTION 1201. NO RECOURSE AGAINST OTHERS.....................................51
   SECTION 1202. ASSIGNMENT; BINDING EFFECT.....................................51

ARTICLE 13  HOLDERS' MEETINGS...................................................51

    SECTION 1301. Purposes for Which Meetings May be Called.....................51

    SECTION 1302. Calling and Notice of Meetings................................52

    SECTION 1303. Persons Entitled to Vote at Meetings..........................52

    SECTION 1304. Quorum........................................................52

    SECTION 1305. Determination of Voting Rights; Conduct of Meetings...........52

    SECTION 1306. Binding Nature of Amendments, Notices, Notations, etc.........53

    SECTION 1307. Action........................................................54

                                    INDENTURE

         THIS INDENTURE is made as of May 1, 2001, between MIRANT AMERICAS GENERATION, INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 1155 Perimeter Center West, Atlanta, Georgia 30338, and BANKERS TRUST COMPANY, a banking corporation duly organized and existing under the laws of the State of New York, having its principal corporate trust office at Four Albany Street, New York, New York 10006, as Trustee (herein called the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured senior debentures, notes or other evidences of indebtedness (herein called the "Senior Notes"), to be issued in one or more series as in this Indenture provided; and

         WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

         NOW, THEREFORE, for and in consideration of the premises and the purchase of the Senior Notes by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Senior Notes or of series thereof, as follows:

                                   ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

SECTION 101.          DEFINITIONS.
                      -----------

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States of America, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States of America at the date of such computation; and

                  (4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Article Six, are defined in that Article.

         "Act" when used with respect to any Holder of a Senior Note, has the meaning specified in Section 104.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Authenticating Agent" means any Person or Persons authorized by the Trustee to authenticate one or more series of Senior Notes.

         "Board of Directors" means either the board of directors of the Company or any duly authorized committee of the officers and/or directors of the Company appointed by that board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by its Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

         "Business Day" means a day other than (i) a Saturday or a Sunday,
(ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed, or (iii) a day on which the Trustee's Corporate Trust Office is closed for business.

         "Certificate of a Firm of Independent Public Accountants" means a certificate signed by an independent public accountant or a firm of independent public accountants who may be the independent public accountants regularly retained by the Company or who may be other independent public accountants. Such accountant or firm shall be entitled to rely upon an Opinion of Counsel as to the interpretation of any legal matters relating to such certificate.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Corporate Trust Office" means the office of the Trustee in the Borough of Manhattan, New York City, at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at Four Albany Street, New York, New York 10006.

         "Corporation" includes corporations, partnerships, limited liability companies, associations, companies and business trusts.

         "Defaulted Interest" has the meaning specified in Section 305.

         "Depositary" means, unless otherwise specified by the Company pursuant to either Section 203 or 301, with respect to Senior Notes of any series issuable or issued as a Global Note, The Depository Trust Company, New York, New York, or any successor thereto registered as a clearing agency under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Event of Default" has the meaning specified in Section 501.

         "Global Note" means, with respect to any series of Senior Notes issued hereunder, a Senior Note that is executed by the Company and authenticated and delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with Section 203 of this Indenture and any indenture supplemental hereto.

         "Holder", when used with respect to any Senior Note, means the Person in whose name the Senior Note is registered in the Security Register.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of the particular series of Senior Notes established as contemplated by Section 301.

         "Interest Payment Date", when used with respect to any series of Senior Notes, means the dates established for the payment of interest thereon, as provided in the supplemental indenture for such series.

         "Maturity", when used with respect to any Senior Note, means the date on which the principal of such Senior Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Officers' Certificate" means a certificate signed (i) by the Chairman of the Board, the President or a Vice President, and (ii) by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

         "Opinion of Counsel" means a written opinion of counsel, who may be Troutman Sanders LLP or other counsel for the Company, who shall be reasonably acceptable to the Trustee.

         "Outstanding", when used with respect to Senior Notes, means, as of the date of determination, all Senior Notes theretofore authenticated and delivered under this Indenture, except:

                  (i) Senior Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

                  (ii) Senior Notes for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Senior Notes; provided that if such Senior Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Senior Notes that have been paid or in exchange for or in lieu of which other Senior Notes have been authenticated and delivered pursuant to this Indenture, other than any such Senior Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Senior Notes are held by a bona fide purchaser in whose hands such Senior Notes are valid obligations of the Company; and

                  (iv) Senior Notes, or portions thereof, converted into or exchanged for another security if the terms of such Senior Notes provide for such conversion or exchange;

PROVIDED, HOWEVER, that in determining, during any period in which any Senior Notes of a series are owned by any Person other than the Company or any Affiliate thereof, whether the Holders of the requisite principal amount of Outstanding Senior Notes of such series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Senior Notes of such series owned by the Company or any Affiliate thereof shall be disregarded and deemed not to be Outstanding. In determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Senior Notes that the Trustee knows to be so owned by the Company or an Affiliate of the Company in the above circumstances shall be so disregarded. Senior Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Senior Notes and that the pledgee is not the Company or any Affiliate of the Company.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Senior Notes on behalf of the Company.

         "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Security" of any particular Senior Note means every previous Senior Note evidencing all or a portion of the same debt as that evidenced by such particular Senior Note; and, for the purposes of this definition, any Senior Note authenticated and delivered under Section 304 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Senior Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Senior Note.

         "Redemption Date", when used with respect to any Senior Note to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Senior Note to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date on the Senior Notes of any series means the date specified for that purpose as contemplated by Section 301, whether or not a Business Day.

         "Responsible Officer", when used with respect to the Trustee, means any managing director, any vice president, director, any assistant vice president, any assistant secretary, associate, any assistant treasurer, or any other officer of the Corporate Trust and Agency Services of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 303.

         "Senior Note" has the meaning stated in the first recital of this Indenture and more particularly means any Senior Notes authenticated and delivered under this Indenture.

         "Special Record Date" for the payment of any Defaulted Interest on the Senior Notes of any series means a date fixed by the Trustee pursuant to
Section 305.

         "Stated Maturity", when used with respect to any Senior Note or any installment of principal thereof or interest thereon, means the date specified in such Senior Note as the fixed date on which the principal of such Senior Note or such installment of principal or interest is due and payable.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and any reference herein to the Trust Indenture Act or a particular provision thereof shall mean such Trust Indenture Act or provision, as the case may be, as amended or replaced from time to time.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such with respect to one or more series of Senior Notes pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Senior Notes of any series shall mean the Trustee with respect to Senior Notes of that series.

         "Vice President", when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 102.               COMPLIANCE CERTIFICATES AND OPINIONS.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include

                  (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.               FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.               ACTS OF HOLDERS.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

         (c) The principal amount and serial numbers of Senior Notes held by any Person, and the date of holding the same, shall be proved by the Security Register.

         (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Senior Note shall bind every future Holder of the same Senior Note and the Holder of every Senior
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Senior Note.

         (e) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner that the Trustee deems sufficient; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

         (f) If the Company shall solicit from the Holders of Senior Notes of any series any Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of Holders of Senior Notes entitled to take such Act, but the Company shall have no obligation to do so. Any such record date shall be fixed at the Company's discretion. If such a record date is fixed, such Act may be sought or given before or after the record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders of Senior Notes for the purpose of determining whether Holders of the requisite proportion of Senior Notes of such series Outstanding have authorized or agreed or consented to such Act, and for that purpose the Senior Notes of such series Outstanding shall be computed as of such record date.

SECTION 105.               NOTICES, ETC., TO TRUSTEE AND COMPANY.

         Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

                  (1) the Trustee by any Holder of a Senior Note or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust and Agency Services, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to the attention of its Secretary, 1155 Perimeter Center West, Atlanta, Georgia 30338, or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.               NOTICE TO HOLDERS OF SENIOR NOTES; WAIVER.

         Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Senior Notes of any event, such notice shall be sufficiently given if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such Notice.

         In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Senior Notes shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

SECTION 107.               CONFLICT WITH TRUST INDENTURE ACT.

         Prior to the effectiveness of a registration statement under the Securities Act of 1933, as amended, relating to the Senior Notes, this Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act. Upon effectiveness of a registration statement under the Securities Act of 1933, as amended, relating to the Senior Notes, this Indenture shall be subject to the provisions of the Trust Indenture Act that are required to be a part of this Indenture and shall, to the extent applicable, be governed by such provisions. If any provision hereof limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required to be a part of and govern this Indenture, such required provision shall control.

SECTION 108.               EFFECT OF HEADINGS AND TABLE OF CONTENTS.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 109.               SUCCESSORS AND ASSIGNS.

         All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 110.               SEPARABILITY CLAUSE.

         In case any provision in this Indenture or the Senior Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 111.               BENEFITS OF INDENTURE.

         Nothing in this Indenture or the Senior Notes, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder and the Holders of Senior Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 112.               GOVERNING LAW.

         THIS INDENTURE AND THE SENIOR NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 113.               LEGAL HOLIDAYS.

         In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Senior Note shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Senior
Notes) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                   ARTICLE TWO

                                 FORMS OF NOTES

SECTION 201.      FORMS GENERALLY.

         The Senior Notes of each series shall be in substantially the form appended to the supplemental indenture authorizing such series, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Senior Notes, as evidenced by their execution of the Senior Notes.

         The Senior Notes of each series shall be issuable in registered form without coupons.

         The definitive Senior Notes may be printed, typewritten, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Senior Notes, as evidenced by their execution of such Senior Notes.

SECTION 202.               FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION.

         The form of the Trustee's Certificate of Authentication for a series of Senior Notes shall be in substantially the form appended to the supplemental indenture authorizing such series.

SECTION 203.               SENIOR NOTES ISSUABLE IN THE FORM OF A GLOBAL NOTE.

         (a) If the Company shall establish pursuant to Section 301 that the Senior Notes of a particular series are to be issued in whole or in part in the form of one or more Global Notes, then the Company shall execute and the Trustee shall, in accordance with Section 302 and the Company Order delivered to the Trustee thereunder, authenticate and deliver such Global Note or Global Notes, which (i) shall represent, and shall be denominated in an amount equal to the aggregate principal amount of the Outstanding Senior Notes of such series to be represented by such Global Note or Global Notes,
(ii) may provide that the aggregate amount of Outstanding Senior Notes represented thereby may from time to time be increased or reduced to reflect exchanges, (iii) shall be registered in the name of the Depositary for such Global Note or Global Notes or its nominee, (iv) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction and (v) shall bear a legend in accordance with the requirements of the Depositary.

         (b) Notwithstanding any other provision of this Section 203 or of
Section 303, subject to the provisions of paragraph (c) below, unless the terms of a Global Note expressly permit such Global Note to be exchanged in whole or in part for individual Senior Notes in certificated form, a Global Note may be transferred, in whole but not in part and in the manner provided in Section 303, only to a nominee of the Depositary for such Global Note, or to the Depositary, or to a successor Depositary for such Global Note selected or approved by the Company, or to a nominee of such successor Depositary.

         (c) (1) If at any time the Depositary for a Global Note notifies the Company that it is unwilling or unable to continue as Depositary for such Global Note or if at any time the Depositary for the Senior Notes for such series shall no longer be eligible or in good standing as a "clearing agency" under the Securities Exchange Act of 1934, as amended, or other applicable statute or regulation, the Company shall appoint a successor Depositary with respect to such Global Note. If a successor Depositary for such Global Note is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Senior Notes of such series in exchange for such Global Note, will authenticate and deliver individual Senior Notes of such series of like tenor and terms in certificated form in an aggregate principal amount equal to the principal amount of the Global
         Note in exchange for such Global Note.

                  (2) The Company may at any time and in its sole discretion determine that the Senior Notes of any series issued or issuable in the form of one or more Global Notes shall no longer be represented by such Global Note or Global Notes. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Senior Notes of such series in exchange in whole or in part for such Global Note or Global Notes, will authenticate and deliver individual Senior Notes of such series of like tenor and terms in certificated form in an aggregate principal amount equal to the principal amount of such Global Note or Global Notes representing such series in exchange for such Global Note or Global Notes.

                  (3) If there shall have occurred an Event of Default with respect to a series of Senior Notes, the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Senior Notes of such series in exchange for the Global Note or Global Notes of such series, will authenticate and deliver individual Senior Notes of such series of like tenor and terms in certificated form in an aggregate principal amount equal to the principal amount of such Global Note or Global Notes representing such series in exchange for such Global Note or Global Notes.

                  (4) If specified by the Company pursuant to Section 301 with respect to Senior Notes issued or issuable in the form of a Global Note, the Depositary for such Global Note may surrender such Global
         Note in exchange in whole or in part for individual Senior Notes of such series of like tenor and terms in certificated form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, (A) to each Person specified by such Depositary a new Senior Note or Notes of the same series of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Note; and (B) to such Depositary a new Global Note of like tenor and terms and in an authorized denomination equal to the difference, if any, between the principal amount of the surrendered Global Note and the aggregate principal amount of Senior Notes delivered to Holders thereof.

                  (5) In any exchange provided for in any of the preceding four paragraphs, the Company will execute and the Trustee will authenticate and deliver individual Senior Notes in certificated form in authorized denominations. Subject to Section 303, in the case of certificated Notes issued in exchange for Global Notes bearing any legend setting forth restrictions on transfer in compliance with the Securities Act, such certificated Notes will bear, and be subject to, such legend. Upon the exchange of the entire principal amount of a Global Note for individual certificated Senior Notes, such Global Note shall be canceled by the Trustee. Except as provided in the preceding paragraph, Senior Notes issued in exchange for a Global Note pursuant to this Section shall be registered in such names and in such authorized denominations as the Depositary for such Global Note, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Provided that the Company and the Trustee have so agreed, the Trustee shall deliver such Senior Notes to the Persons in whose names the Senior Notes are registered.

                  (6) Any endorsement of a Global Note to reflect the amount, or any increase or decrease in the amount, or changes in the rights of Holders, of Outstanding Senior Notes represented thereby shall be made in such manner and by such Person or Persons as shall be specified therein or in the Company Order to be delivered pursuant to Section 302 with respect thereto. Subject to the provisions of Section 302, the Trustee shall deliver and redeliver any such Global Note in the manner and upon written instructions given by the Person or Persons specified therein or in the applicable Company Order. If a Company Order pursuant to Section 302 has been, or simultaneously is, delivered, any instructions by the Company with respect to such Global Note shall be in writing but need not be accompanied by or contained in an Officers' Certificate and need not be accompanied by an Opinion of Counsel.

                                  ARTICLE THREE

                                THE SENIOR NOTES

SECTION 301.               AMOUNT UNLIMITED; ISSUABLE IN SERIES.

         The aggregate principal amount of Senior Notes that may be authenticated and delivered under this Indenture is unlimited.

         The Senior Notes may be issued in one or more series. There may be established, pursuant to one or more indentures supplemental hereto, prior to the issuance of Senior Notes of any series,

                  (1) the title of the Senior Notes of the series (which shall distinguish the Senior Notes of the series from Senior Notes of all other series);

                  (2) any limit upon the aggregate principal amount of the Senior Notes of the series that may be authenticated and delivered under this Indenture (except for Senior Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Senior Notes of the series pursuant to Sections 203, 303, 304, 907 or 1107);

                  (3) the Person to whom interest on a Senior Note of the series shall be payable if other than the Person in whose name that Senior Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest;

                  (4) the date or dates on which the principal of the Senior Notes of the series is payable;

                  (5) the rate or rates at which the Senior Notes of the series shall bear interest, if any, or any method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, the Interest Payment Dates on which such interest shall be payable, the Regular Record Date for the interest payable on Senior Notes on any Interest Payment Date and the basis upon which interest shall be calculated if other than that of a 360-day year consisting of twelve 30-day months;

                  (6) the place or places where the principal of (and premium, if any) and interest, if any, on Senior Notes of the series shall be payable;

                  (7) the period or periods within which, the price or prices at which and the terms and conditions upon which Senior Notes of the series may be redeemed, in whole or in part, at the option of the Company;

                  (8) the obligation, if any, of the Company to redeem or purchase Senior Notes of the series pursuant to any sinking fund or analogous provision or at the option of a Holder thereof and the period or periods within which, the price or prices at which, and the terms and conditions upon which, Senior Notes of the series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;

                  (9) the denominations in which Senior Notes of the series shall be issuable;

                  (10) if the amount of payments of principal of (and premium, if any) or interest on the Senior Notes of the series may be determined with reference to an index or formula, the manner in which such amounts shall be determined;

                  (11) if other than the principal amount thereof, the portion of the principal amount of Senior Notes of the series that shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 502;

                  (12) any deletions from, modifications of or additions to the Events of Default or covenants of the Company as provided herein pertaining to the Senior Notes of the series, and any change in the rights of the Trustee or Holders of such series pursuant to Section 901 or 902;

                  (13) any additions to the definitions currently set forth in this Indenture with respect to such series;

                  (14) whether the Senior Notes of the series shall be issued in whole or in part in the form of a Global Note or Global Notes; the terms and conditions, if any, upon which such Global Note or Global Notes may be exchanged in whole or in part for certificated Senior Notes of such series and of like tenor of any authorized denomination and the circumstances under which such exchange may occur, if other than in the manner provided for in Section 203; the Depositary for such Global Note or Global Notes; and the form of any legend or legends to be borne by any such Global Note or Global Notes in addition to or in lieu of the legend referred to in
         Section 203;

                  (15) any restriction or condition on the transferability of such Senior Notes;

                  (16) the terms of any right to convert or exchange such Senior Notes into or for other securities or property of the Company; and

                  (17) any other terms of the series.

         All Senior Notes of any one series shall be substantially identical except as to the date or dates from which interest, if any, shall accrue and denomination and except as may otherwise be provided in the terms of such Senior Notes determined or established as provided above. All Senior Notes of any one series need not be issued at the same time and, unless otherwise provided, a series may be reopened for issuances of additional Senior Notes of such series.

SECTION 302.  EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

         The Senior Notes shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents. The signature of any of these officers on the Senior Notes may be manual or facsimile.

         Senior Notes bearing the manual or facsimile signatures of individuals who were at the time relevant to the authorization thereof the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Senior Notes or did not hold such offices at the date of such Senior Notes.

         At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Senior Notes of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Senior Notes, and the Trustee, in accordance with the Company Order, shall authenticate and deliver such Senior Notes. If all of the Senior Notes of any series are not to be issued at one time and if the supplemental indenture establishing such series shall so permit, such Company Order may set forth procedures acceptable to the Trustee for the issuance of such Senior Notes and determining the terms of particular Senior Notes of such series, such as interest rate, maturity date, date of issuance and date from which interest shall accrue. In authenticating Senior Notes hereunder, and accepting the additional responsibilities under this Indenture in relation to such Senior Notes, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon:

                  (1)      an Opinion of Counsel, to the effect that:

                                  (a)      the form and terms of such Senior
                           Notes or the manner of determining such terms have been established in conformity with the provisions of this Indenture; and

                                  (b) such Senior Notes, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles; and

                  (2) an Officers' Certificate stating, to the best knowledge of each signer of such certificate, that no event that is, or after notice or lapse of time would become, an Event of Default with respect to any of the Senior Notes shall have occurred and be continuing.

The Trustee shall not be required to authenticate such Senior Notes if the issue of such Senior Notes pursuant to this Indenture will affect the Trustee's own rights, protections, duties or immunities under the Senior Notes and this Indenture or otherwise in a manner that is not reasonably acceptable to the Trustee.

         Each Senior Note shall be dated the date of its authentication.

         No Senior Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Senior Note a certificate of authentication substantially in the form provided for herein or in the relevant supplemental indenture executed by the Trustee by manual signature, and such certificate upon any Senior Note shall be conclusive evidence, and the only evidence, that such Senior Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

SECTION 303.  REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

         The Company shall cause to be kept at the office of the Security Registrar designated pursuant to this Section 303 or Section 1002 a register (referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Senior Notes and of transfers of Senior Notes. The Trustee is hereby initially appointed as Security Registrar for the purpose of registering Senior Notes and transfers of Senior Notes as herein provided. If, at any time, the Trustee is not the Security Registrar, the Security Registrar shall make available to the Trustee ten days prior to each payment date and at such other times as the Trustee may request the names and addresses of the Holders as they appear in the Security Register.

         Subject to Section 203, upon surrender for registration of transfer of any Senior Note of any series at the office or agency maintained for such purpose for such series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Senior Notes of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount.

         Subject to Section 203, Senior Notes of any series may be exchanged, at the option of the Holder, for Senior Notes of the same series, Stated Maturity and original issue date, of any authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Senior Notes to be exchanged at the Corporate Trust Office.

         Whenever any Senior Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Senior Notes that the Holder making the exchange is entitled to receive.

         All Senior Notes issued upon any registration of transfer or exchange of Senior Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Senior Notes surrendered upon such registration of transfer or exchange.

         Every Senior Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange of Senior Notes, but the Company or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Senior Notes, other than exchanges pursuant to Section 304, 907 or 1107 not involving any transfer.

         The Company shall not be required (i) to issue, to register the transfer of or to exchange Senior Notes of any series during a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Senior Notes of that series called for redemption, or (ii) to issue, to register the transfer of or to exchange any Senior Notes so selected for redemption in whole or in part, except the unredeemed portion of any Senior Note being redeemed in part.

         None of the Company, the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         Upon the transfer, exchange or replacement of certificated Senior Notes bearing any legend, or upon specific request for removal of any legend on a certificated Senior Note, the Company will deliver only certificated Senior Notes that bear such legend, or will refuse to remove such legend, as the case may be, unless there is delivered to the Company such satisfactory evidence, which may include an opinion of counsel, as may reasonably be required by the Company that neither the legend nor the restrictions on transfer set forth therein are required to ensure compliance with the provisions of the Securities Act.

SECTION 304.  MUTILATED, DESTROYED, LOST AND STOLEN SENIOR NOTES.

         If any mutilated Senior Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Senior Note of the same series, Stated Maturity and original issue date, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Senior Note and
(ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Senior Note has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Senior Note, a new Senior Note of the same series, Stated Maturity and original issue date, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Senior Note has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Senior Note, pay such Senior Note (without surrender thereof except in the case of a mutilated Senior Note).

         Upon the issuance of any new Senior Note under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Senior Note of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Senior Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Senior Note shall be at any time enforceable by anyone, and any such new Senior Note shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Senior Notes of that series duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Senior Notes.

SECTION 305.  PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED.

         Unless otherwise provided as contemplated by Section 301 with respect to any series of Senior Notes, interest on any Senior Note that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Senior Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Senior Note of any series that is payable, but is not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Senior Notes of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Senior Note of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest that shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Senior Notes of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Senior Notes of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Senior Notes of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Senior Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Senior Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Senior Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Senior Note.

SECTION 306.  PERSONS DEEMED OWNERS.

         Prior to due presentment of a Senior Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Senior Note is registered as the absolute owner of such Senior Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 305) interest on such Senior Note and for all other purposes whatsoever, whether or not such Senior Note be overdue, and neither the Company, the Trustee, the Paying Agent, nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 307.  CANCELLATION.

         All Senior Notes surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Senior Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Senior Notes so delivered shall be canceled by the Trustee. No Senior Notes shall be authenticated in lieu of or in exchange for any Senior Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Senior Notes held by the Trustee shall be disposed of in accordance with a Company Order or, in the absence of such a Company Order, in accordance with the Trustee's usual procedures and the Trustee shall promptly deliver a certificate of disposition to the Company.

SECTION 308.  COMPUTATION OF INTEREST.

         Except as otherwise specified as contemplated by Section 301 for Senior Notes of any series, interest on the Senior Notes of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

                                  ARTICLE FOUR

                           SATISFACTION AND DISCHARGE

SECTION 401.  DEFEASANCE.

The Company, at its option:

                  (1) will be discharged from any and all obligations in respect of a series of Senior Notes (except in each case for the obligations to register the transfer or exchange of such Senior Notes, replace stolen, lost or mutilated Senior Notes of such series, maintain paying agencies and hold moneys for payment in trust); or

                  (2) need not comply with any term, provision or condition set forth in Article 8 with respect to the Senior Notes of any series, and, with respect to a series of Senior Notes, need not comply with any term, provision or condition identified as being subject to defeasance pursuant to this Section 401(2) in the supplemental indenture authorizing such series, provided that the following conditions shall have been satisfied:

         The Company has deposited or caused to be irrevocably deposited with the Trustee (specifying that each deposit is pursuant to this Section
         401) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Senior Notes of such series, (i) money or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount, or (iii) a combination thereof, in each case, sufficient to pay and discharge the principal and interest on the Outstanding Senior Notes of such series on the dates such payments are due in accordance with the terms of the Senior Notes of such series, (or if the Company has designated a redemption date pursuant to the final sentence of this paragraph, to and including the redemption date so designated by the Company), and no Event of Default or event which with notice or lapse of time would become an Event of Default (including by reason of such deposit) with respect to the Senior Notes of such Series shall have occurred and be continuing on the date of such deposit. To exercise any such option, the Company is required to deliver to the Trustee (x) an Opinion of Counsel (who may be counsel to the Company) to the effect that the Holders of the Senior Notes of such series will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge, which in the case of Section 401(1) above must be based on a change in law or a ruling by the U.S. Internal Revenue Service and (y) an Officers' Certificate as to compliance with all conditions precedent provided for in the Indenture relating to the satisfaction and discharge of the Senior Notes of such series. If the Company shall wish to deposit or cause to be deposited money or U.S. Government Obligations to pay or discharge the principal of (and premium, if any) and interest, if any, on the outstanding Senior Notes of such series to and including the Redemption Date on which all of the Outstanding Senior Notes of such series are to be redeemed, such Redemption Date shall be irrevocably designated by a Board Resolution delivered to the Trustee on or prior to the date of deposit of such money or U.S. Government Obligations, and such Board Resolution shall be accompanied by an irrevocable Company Request that the Trustee give notice of such redemption in the name and at the expense of the Company not less than 15 nor more than 30 days prior to such Redemption Date in accordance with this Indenture.

         For purposes of this Section 401, "U.S. Government Obligations" means securities which are (i) direct obligations of the United States government, or
(ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States government, the payment of which is unconditionally guaranteed by the United States government, which, in either case, are full faith and credit obligations of the United States government payable in Dollars and are not callable or redeemable at the option of the issuer thereof or any other Person. "U.S. Government Obligations" shall also mean a depository receipt issued by a bank or trust company as custodian with respect to any U.S. Government Obligation referred to in the preceding sentence or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holders of a depository receipt; PROVIDED that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holders of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest or principal of the U.S. Government Obligation evidenced by such depository receipt.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 614 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.  APPLICATION OF TRUST MONEY.

         Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Senior Notes, and this Indenture, to the payment, either directly or through any Paying Agent (including the Company or an Affiliate acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.


                                  ARTICLE FIVE

                                    REMEDIES

SECTION 501.  EVENTS OF DEFAULT.

         "Event of Default," wherever used herein with respect to Senior Notes of any series, means any one of the following events:

                  (1) the Company's default in the payment of all or any part of the principal of, or premium, if any, on, any of the Senior Notes of that series as and when the same shall become due and payable either at Maturity, upon any redemption, by declaration of acceleration or otherwise;

                  (2) the Company's default in the payment of any installment of interest upon any of the Senior Notes of that series as and when the same shall become due and payable, and continuance of such default for period of 30 days;

                  (3) an event of default, as defined in any of the Company's instruments under which there may be issued, or by which there may be secured or evidenced, any Indebtedness for money borrowed in principal amount exceeding $50,000,000 of the Company that has resulted in the acceleration of such Indebtedness, or any default occurring in payment of any such Indebtedness at final maturity (and after the expiration of any applicable grace periods), and, in either case, such acceleration or default shall continue unremedied or unwaived for more than 30 Business Days and the time for payment of such amount has not been expressly extended; provided, that if such acceleration or default under such Indebtedness shall be remedied or cured by the Company or waived by the holders of such Indebtedness, then the Event of Default hereunder shall be deemed likewise to have been remedied, cured or waived without further action on the part of the Trustee or any of the Holders;

                  (4) the Company's material default in the performance or breach of any of the Company's covenants or agreements contained in any provision of the Indenture and such failure shall continue uncured for more than 60 days after the Company has actual knowledge of such failure; provided, that if the Company commences efforts to cure such default within such 60 day period and is diligently attempting to cure such default, the Company may continue to effect such cure of the default (and such default shall not be deemed an Event of Default hereunder) for an additional 60 days so long as the Company certifies to the Trustee that no other Event of Default has occurred and is continuing and the Company is diligently pursuing such cure;

                  (5) one or more final judgments, decrees or orders or any court, tribunal, arbitrator, administrative or other governmental body or similar entity for the payment of money shall be rendered against the Company or any of its properties in an aggregate amount in excess of $50,000,000 (excluding the amount thereof covered by insurance) and such judgment, decree or order shall remain unvacated, undischarged or unstayed for more than 180 consecutive days, except while being contested in good faith by appropriate proceedings;

                  (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 180 consecutive days;

                  (7) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of it in an involuntary case or proceeding against the Company under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

                  (8) any other Event of Default provided with respect to Senior Notes of that series in the supplemental indenture authorizing such series.

SECTION 502.               ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

         If an Event of Default with respect to Senior Notes of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Senior Notes of that series may declare the principal amount (or such portion of the principal amount as may be specified in the terms of that series) of and accrued interest on all of the Senior Notes of that series to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) and accrued interest shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to Senior Notes of any series has been made, but before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, if all Events of Default with respect to Senior Notes of that series, other than the non-payment of the principal of Senior Notes of that series that have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513 then such declaration of acceleration and its consequences shall be automatically annulled and rescinded. No such rescission shall affect any subsequent default or impair any right consequent thereon.

SECTION 503.    COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

         The Company covenants that if an Event of Default occurs under
Section 501(1) or (2) with respect to any Senior Notes the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Senior Notes, the whole amount then due and payable on such Senior Notes for principal (and premium, if any) and interest and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate or rates prescribed therefor in such Senior Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 607.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Senior Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Senior Notes, wherever situated.

         If an Event of Default with respect to Senior Notes of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Senior Notes of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 504.               TRUSTEE MAY FILE PROOFS OF CLAIM.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Senior Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Senior Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

                  (1) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Senior Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 607) and of the Holders of Senior Notes allowed in such judicial proceeding,

                  (2) unless prohibited by applicable law and regulations, to vote on behalf of and at the written direction of the Holders of the Notes in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

                  (3) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Senior Notes to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Senior Notes, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Senior Note any plan of reorganization, arrangement, adjustment or composition affecting the Senior Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Senior Note in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person at the written direction of the Holders.

SECTION 505.      TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF SENIOR NOTES.

         All rights of action and claims under this Indenture or the Senior Notes may be prosecuted and enforced by the Trustee without the possession of any of the Senior Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Senior Notes in respect of which such judgment has been recovered.

SECTION 506.               APPLICATION OF MONEY COLLECTED.

         Any moneys collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Senior Notes, and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First:  To the payment of all amounts due the Trustee under
Section 607;

                  Second: In case the principal and premium, if any, of the Senior Notes shall not have become and be then due and payable, to the payment of interest in default in the order of the maturity of the installments of such interest;

                  Third: In case the principal of the Senior Notes shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Senior Notes for principal, premium, and interest.

                  Fourth: The balance, if any, to the Person or Persons entitled thereto.

SECTION 507.               LIMITATION ON SUITS.

         No Holder of any Senior Note of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Senior Notes of that series;

                  (2) the Holders of not less than a majority in principal amount of the Outstanding Senior Notes of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Senior Notes;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatsoever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL, PREMIUM AND INTEREST.

         Notwithstanding any other provision in this Indenture, the Holder of any Senior Notes shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 305) interest on such Senior Note on the due dates expressed in such Senior Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.               RESTORATION OF RIGHTS AND REMEDIES.

         If the Trustee or any Holder of a Senior Note has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Senior Notes shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.               RIGHTS AND REMEDIES CUMULATIVE.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Senior Notes in the last paragraph of
Section 304, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Senior Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.               DELAY OR OMISSION NOT WAIVER.

         No delay or omission of the Trustee or of any Holder of any Senior Note to exercise any right or remedy upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Subject to Section 507, every right and remedy given by this Indenture or by law to the Trustee or to the Holders of Senior Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Senior Notes.

SECTION 512.               CONTROL BY HOLDERS OF SENIOR NOTES.

         The Holders of not less than a majority in principal amount of the Outstanding Senior Notes of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Senior Notes of such series, provided the Holders shall have offered to the Trustee reasonable indemnity against expenses and liabilities, and provided further that

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where reasonable indemnity would not be adequate, and

                  (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

SECTION 513.               WAIVER OF PAST DEFAULTS.

         The Holders of not less than a majority in principal amount of the Outstanding Senior Notes, by written notice to the Trustee, of any series may, on behalf of the Holders of all the Senior Notes of such series, waive any past default or Event of Default hereunder with respect to such series and its consequences, except a default

                  (1) in the payment of the principal of (or premium, if any) or interest on any Senior Note of such series, or

                  (2) in respect of a covenant or provision hereof that under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Senior Note of such series affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.               UNDERTAKING FOR COSTS.

         All parties to this Indenture agree, and each Holder of any Senior Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Senior Notes of any series, or to any suit instituted by any Holder of any Senior Note for the enforcement of the payment of the principal of (or premium, if any) or interest on any Senior Note on or after the Stated Maturity or Maturities expressed in such Senior Note (or, in the case of redemption, on or after the Redemption Date).

SECTION 515.               WAIVER OF STAY OR EXTENSION LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                   ARTICLE SIX

                                   THE TRUSTEE

SECTION 601.               CERTAIN DUTIES AND RESPONSIBILITIES.

         (a) Except during the continuance of an Event of Default with respect to Senior Notes of any series,

                  (1) the Trustee undertakes to perform, with respect to Senior Notes of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may, with respect to Senior Notes of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions, which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default with respect to Senior Notes of any series has occurred and is continuing, the Trustee shall exercise, with respect to Senior Notes of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that

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

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Senior Notes of any series relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Senior Notes of such series; and

                  (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.      NOTICE OF DEFAULTS.

         Within 90 days after the occurrence of any default hereunder with respect to the Senior Notes of any series, the Trustee shall transmit by mail to all Holders of Senior Notes of such series entitled to receive reports pursuant to Section 313(c) of the Trust Indenture Act, notice of all defaults hereunder known to the Trustee in accordance with Section 603(h), unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Senior Note of such series with respect to Senior Notes of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders of Senior Notes of such series; and provided, further, that in the case of any default of the character specified in Section 501(3) with respect to Senior Notes of such series, no such notice to Holders shall be given until at least 45 days after the Company has actual knowledge of the occurrence thereof. For the purpose of this Section, the term "default" means any event that is, or after notice or lapse of time or both would become, an Event of Default with respect to Senior Notes of such series.

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

SECTION 603.               CERTAIN RIGHTS OF TRUSTEE.

         Subject to the provisions of Section 601:

                  (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and a resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Senior Notes of any series pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, nominee or custodian appointed with due care by it hereunder; and

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

                  (h) the Trustee shall not be charged with knowledge of any Event of Default with respect to the Senior Notes of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the Event of Default or
         (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Senior Notes or by any Holder of such Senior Notes.

SECTION 604.               NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SENIOR
                           NOTES.

         The recitals contained herein and in the Senior Notes (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Senior Notes. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Senior Notes or the proceeds thereof.

SECTION 605.               MAY HOLD SENIOR NOTES.

         The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Senior Notes and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.               MONEY HELD IN TRUST.

         Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.               COMPENSATION AND REIMBURSEMENT.

         The Company agrees

                  (1) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, willful misconduct or bad faith; and

                  (3) to indemnify the Trustee and its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Senior Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of, premium, if any, or interest, if any, on particular Senior Notes.

         The obligations of this Section shall survive the termination of this Agreement and the earlier resignation or removal of the Trustee.

SECTION 608. DISQUALIFICATION; CONFLICTING INTERESTS.


         If the Trustee has or shall acquire any conflicting interest, within the meaning of the Trust Indenture Act, it shall, within 90 days after ascertaining that it has such conflicting interest, either eliminate such conflicting interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 609. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY.


         There shall at all times be a Trustee hereunder that shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and qualified and eligible under this Article and otherwise permitted by the Trust Indenture Act to act as Trustee under an Indenture qualified under the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.


         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 611.


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


         (b) The Trustee may resign at any time with respect to the Senior Notes of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 611 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Senior Notes of such series.

         (c) The Trustee may be removed at any time with respect to the Senior Notes of any series by Act of the Holders of a majority in principal amount of the Outstanding Senior Notes of such series delivered to the Trustee and to the Company.

         (d)      If at any time:

                  (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder of a Senior Note who has been a Holder of a Senior Note for at least six months, or

                  (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver or liquidator of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation, winding-up or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Senior Notes, or (ii) subject to Section 514, any Holder of a Senior Note who has been a bona fide Holder of a Senior Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Senior Notes and the appointment of a successor Trustee or Trustees.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Senior Notes of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Senior Notes of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Senior Notes of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Senior Notes of any particular series) and shall comply with the applicable requirements of Section 611. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Senior Notes of any series shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Senior Notes of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 611, become the successor Trustee with respect to the Senior Notes of such series and to that extent supersede the successor
Trustee appointed by the Company. If no successor Trustee with respect to the Senior Notes of any series shall have been so appointed by the Company or the Holders of Senior Notes and accepted appointment in the manner required by
Section 611, any Holder of a Senior Note who has been a bona fide Holder of a Senior Note of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Senior Notes of such series.

         (f) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Senior Notes of any series and each appointment of a successor Trustee with respect to the Senior Notes of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of such series of Senior Notes as their names and addresses appear in the Security Register.

SECTION 611. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.


         (a) In case of the appointment hereunder of a successor Trustee with respect to all Senior Notes, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

         (b) In case of the appointment hereunder of a successor Trustee with respect to the Senior Notes of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Senior Notes of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and that (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Senior Notes of that or those series to which the appointment of such successor Trustee relates,
(2) if the retiring Trustee is not retiring with respect to all Senior Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Senior Notes of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Senior Notes of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Senior Notes of that or those series to which the appointment of such successor Trustee relates.

         (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

         (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.


         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article Six, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Senior Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Senior Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Senior Notes. In case at that time any of the Senior Notes shall not have been authenticated, any successor to the Trustee may authenticate such Senior Notes either in the name of any predecessor hereunder or in the name of the successor Trustee, and in such cases such certificate shall have the full force which it is anywhere in the Senior Notes or in this Indenture provided that the certificate of authentication of the Trustee shall have; PROVIDED, HOWEVER, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Senior Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

SECTION 613.              PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.


         If and when the Trustee shall be or become a creditor of the Company (or any other obligor upon the Senior Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor). For purposes of Section 311(b)(4) and (6) of the Trust Indenture Act:

         (a) "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

         (b) "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company (or any such obligor) for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company (or any such obligor) arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 614. APPOINTMENT OF AUTHENTICATING AGENT.


         At any time when any of the Senior Notes remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Senior Notes that shall be authorized to act on behalf of the Trustee to authenticate Senior Notes of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 304, and Senior Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Senior Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent that shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Senior Notes, if any, of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

         The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

         The provisions of Sections 306, 604 and 605 shall be applicable to each Authenticating Agent.

         If an appointment with respect to one or more series is made pursuant to this Section, the Senior Notes of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

                  This is one of the Senior Notes of the series designated therein referred to in the within-mentioned Indenture.

                                             __________________________
                                                     As Trustee

                                             By________________________
                                               As Authenticating Agent

                                             By________________________
                                                Authorized Signatory


SECTION 615. RIGHT OF TRUSTEE IN CAPACITY OF SECURITY REGISTRAR AND PAYING
             AGENT.

         In the event that the Trustee is also acting in the capacity of Paying Agent or Security Registrar hereunder, the rights, protections, immunities and indemnities afforded to the Trustee pursuant to this Article 6 shall also be afforded to the Trustee in its capacity as Paying Agent or Security Registrar.

                                  ARTICLE SEVEN

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 701. COMPANY TO FURNISH TRUSTEE NAMES AND ADDRESSES OF HOLDERS.


         The Company will furnish or cause to be furnished to the Trustee

                  (a) semi-annually, not later than June 1 and December 1, in each year, a list, in such form as the Trustee may reasonably require, containing all the information in the possession or control of the Company, or any of its Paying Agents other than the Trustee, as to the names and addresses of the Holders of Senior Notes as of the preceding May 15 or November 15, as the case may be, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of the most recent Regular Record Date;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702. PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.


         (a) The Trustee shall comply with the obligations imposed on it pursuant to Section 312 of the Trust Indenture Act.

         (b) Every Holder of Senior Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Senior Notes in accordance with Section 312(b) of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

SECTION 703. REPORTS BY TRUSTEE.


         (a) Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Senior Notes pursuant to this Indenture, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit a brief report dated as of such May 15 with respect to any of the events specified in such Section 313(a) that may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

         (b) The Trustee shall transmit the reports required by Section 313(b) of the Trust Indenture Act at the times specified therein.

         (c) Reports pursuant to this Section shall be transmitted in the manner and to the Persons required by Sections 313(c) and (d) of the Trust Indenture Act.


                                  ARTICLE EIGHT

         CONSOLIDATION, MERGER, SALE, CONVEYANCE, TRANSFER OR LEASE

SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.


         The Company shall not consolidate with or merge into any other Person or sell, convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company will not permit any Person to consolidate with or merge into the Company, unless

                  (1) the Company is the surviving or continuing corporation, or in case the Company shall consolidate with or merge into another corporation or sell, convey, transfer or lease its properties and assets substantially as an entirety to any Person, the corporation formed by such consolidation or into which the Company is merged or the Person that acquires by sale, conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Senior Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed; and

                  (2) immediately following such transactions, no Event of Default shall have occurred and be continuing.

SECTION 802. SUCCESSOR CORPORATION SUBSTITUTED.


         Upon any consolidation by the Company with or merger by the Company into any corporation or any sale, conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such sale, conveyance, transfer or lease is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Senior Notes.

                                  ARTICLE NINE

                            SUPPLEMENTAL INDENTURES

SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS.


         Without the consent of any Holders of Senior Notes, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants, agreements and obligations of the Company herein and in the Senior Notes; or

                  (2) to add to the covenants of the Company for the benefit of the Holders of all or any series of Senior Notes (and if such covenants are to be for the benefit of less than all series of Senior Notes, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company; or

                  (3) to add any additional Events of Default; or

                  (4) to add to or change any of the provisions of this Indenture, to change or eliminate any restrictions on the payment of principal (or premium, if any) on Senior Notes or to permit the issuance of Senior Notes in uncertificated form, provided any such action shall not adversely affect the interests of any Holder of Senior Notes of any series in any material respect; or

                  (5) to change or eliminate any of the provisions of this Indenture with respect to any series of Senior Notes theretofore unissued; or

                  (6) to secure the Senior Notes; or

                  (7) to establish the form or terms of Senior Notes of any series as permitted by Sections 201 and 301; or

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Senior Notes of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 611(b); or

                  (9) to cure any ambiguity, to correct or supplement any provision herein or in the Senior Notes that may be inconsistent with any other provision herein or therein, to make provisions with respect to matters or questions arising under this Indenture or the Senior Notes, or in any manner that the Company and the Trustee determine is not inconsistent with the Indenture and the Senior Notes, provided such action shall not adversely affect the interests of any Holder of Senior Notes of any series in any material respect; or

                  (10) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the Trust Indenture Act.

SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS.


         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Senior Notes of each series affected by such supplemental indenture, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Senior Notes of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Senior Note affected thereby,

                  (1) change the Stated Maturity of the principal of, or any installment of principal of or interest on, any Senior Note, or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the method of calculating the rate of interest thereon, or extend the time of payment of interest thereon, or impair or affect the right of any Holder to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date), or

                  (2) reduce the percentage in principal amount of the Outstanding Senior Notes of any series, the consent of whose Holders is required for any such modification or supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture.

SECTION 903. GENERAL PROVISIONS REGARDING SUPPLEMENTAL INDENTURE

         (a) A supplemental indenture that changes or eliminates any covenant or other provision of this Indenture that has expressly been included solely for the benefit of one or more particular series of Senior Notes, or that modifies the rights of the Holders of Senior Notes of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Senior Notes of any other series.

         (b) It shall not be necessary for any Act of Holders of Senior Notes under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act or action shall approve the substance thereof.

SECTION 904.               EXECUTION OF SUPPLEMENTAL INDENTURES.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 905.               EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Senior Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 906.               CONFORMITY WITH TRUST INDENTURE ACT.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 907.               REFERENCE IN SENIOR NOTES TO SUPPLEMENTAL INDENTURES.

         Senior Notes of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Senior Notes of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Senior Notes of such series.

                                    ARTICLE TEN

                                     COVENANTS

SECTION 1001.              PAYMENT OF PRINCIPAL AND INTEREST.

         The Company covenants and agrees for the benefit of each series of Senior Notes that it will duly and punctually pay the principal of (and premium, if any) and interest on the Senior Notes of that series in accordance with the terms of the Senior Notes and this Indenture.

SECTION 1002.              MAINTENANCE OF OFFICE OR AGENCY.

         The Company or one of its Affiliates will maintain an office or agency where Senior Notes of each series may be presented or surrendered for payment, where Senior Notes of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Senior Notes of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency in respect of any series of Senior Notes or shall fail to furnish the Trustee with the address thereof, such presentations and surrenders of Senior Notes of that series may be made and notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive such respective presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more other offices or agencies where the Senior Notes of one or more series may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.              MONEY FOR SENIOR NOTES PAYMENTS TO BE HELD IN TRUST.

         If the Company or one of its Affiliates shall at any time act as its own Paying Agent with respect to any series of Senior Notes, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Senior Notes of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for any series of Senior Notes, it will, prior to each due date of the principal of (and premium, if any) or interest on any Senior Notes of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the

Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

         The Company will cause each Paying Agent for any series of Senior Notes other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Senior Notes of that series in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Senior Notes of that series) in the making of any payment of principal of (and premium, if any) or interest on the Senior Notes of that series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Senior Note of any series and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Senior Note shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper of general circulation in New York City notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.              CORPORATE EXISTENCE.

         Subject to Article Eight, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and its rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of its business, and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1005.   REPORTS BY THE COMPANY. The Issuer shall furnish to the Trustee:

         (a) unless the Company is then filing comparable reports pursuant to the reporting requirements of the Exchange Act, as soon as practicable and in any event within 45 days after the end of each of the first, second and third quarterly accounting periods of each fiscal year of the Company (commencing with the quarter ending March 31, 2001), an unaudited consolidated balance sheet of the Company as of the last day of such quarterly period and the related consolidated statements of income and cash flows during such quarterly period prepared in accordance with GAAP and (in the case of second and third quarterly periods) for the portion of the fiscal year ending with the last day of such quarterly period, setting forth in each case in comparative form corresponding unaudited figures from the preceding fiscal year.

         (b) unless the Company is then filing comparable reports pursuant to the reporting requirements of the Exchange Act, as soon as practicable and in any event within 90 days after the end of each fiscal year of the Company (commencing with the fiscal year ending December 31, 2001), a consolidated balance sheet of the Company as of the end of such year and the related consolidated statements of income, cash flow, and retained earnings during such year setting forth in each case in comparative form corresponding figures from the preceding fiscal year, accompanied by an audit report thereon of a firm of independent public accountants of recognized national standing;

         (c) unless the Company is then registered as a reporting company under the Exchange Act, within 120 days after the end of each fiscal year of the Company (commencing with the fiscal year ending December 31, 2001), a certificate from the principal executive, financial or accounting officer of the Company stating that in the court of the performance by each signer of his duties as an officer of the Company he would normally have knowledge of any default by the Company in the performance and observance of any of the covenants contained herein, stating whether or not he has knowledge of any such default without regard to any period of grace or requirement of notice and, if so, specifying each such default of which such signer has knowledge and the nature thereof;

         (d) upon the written request of any Holder, any holder of a beneficial interest in the Senior Notes of any series, or the Trustee (on behalf of a Holder or a holder of a beneficial interest in the Senior Notes of any series), the Company shall furnish such information as is specified in paragraph (d)(4) of Rule 144A under the Securities Act to Holders (and holders of beneficial interests in the Senior Notes of any series), prospective purchasers of the Senior Notes of any series (and prospective purchasers of beneficial interests in the Senior Notes of any series) who are qualified institutional buyers or institutional accredited investors or to the Trustee for delivery to such Holder or prospective purchasers of the Senior Notes of any series or beneficial interests therein, as the case may be, unless, at the time of such request, the Company is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.

         (e) All such information provided to the Trustee pursuant to paragraphs
(a), (b) and (c) above also shall be provided by the Trustee upon written request to the Trustee (which may be a single continuing request), to (x) Holders, (y) holders of beneficial interests in the Senior Notes of any series or (z) prospective purchasers of the Senior Notes of any series or beneficial interests in the Senior Notes of any series. The Company shall furnish the Trustee, upon its request, sufficient copies of all such information to accommodate the requests of such holders and prospective holders of beneficial interests in the Senior Notes of any series.

SECTION 1006.              WAIVER OF CERTAIN COVENANTS.

         The Company may omit in any particular instance to comply with any term, provision or condition set forth in Section 1004 with respect to the Senior Notes of any series if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Senior Notes of such series shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                                 ARTICLE ELEVEN

                           REDEMPTION OF SENIOR NOTES

SECTION 1101.              APPLICABILITY OF ARTICLE.

         Senior Notes of any series that are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Senior Notes of any series) in accordance with this Article.

SECTION 1102.              ELECTION TO REDEEM; NOTICE TO TRUSTEE.

         The election of the Company to redeem any Senior Notes shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of all of the Senior Notes of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date. In case of any redemption at the election of the Company of less than all the Senior Notes of any series, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date and of the principal amount of Senior Notes of such series to be redeemed. In the case of any redemption of Senior Notes (i) prior to the expiration of any restriction on such redemption provided in the terms of such Senior Notes or elsewhere in this Indenture, or (ii) pursuant to an election of the Company that is subject to a condition specified in the terms of such Senior Notes, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction or condition.

SECTION 1103.              SELECTION BY TRUSTEE OF SENIOR NOTES TO BE REDEEMED.

         If the Senior Notes are registered in the name of only one Holder, any partial redemptions shall be pro rata. If the Senior Notes are held in certificated form by more than one Holder and if less than all the Senior Notes of any series are to be redeemed, the particular Senior Notes to be redeemed shall be selected not more than 60 days prior to the Redemption Date by the Trustee, from the Outstanding Senior Notes of such series not previously called for redemption, by lot or other such method as the Trustee shall deem fair and appropriate and that may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Senior Notes of that series or any integral multiple thereof) of the principal amount of Senior Notes of such series of a denomination larger than the minimum authorized denomination for Senior Notes of that series.

         The Trustee shall promptly notify the Company in writing of the Senior Notes selected for redemption and, in the case of any Senior Notes selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Senior Notes shall relate, in the case of any Senior Notes redeemed or to be redeemed only in part, to the portion of the principal amount of such Senior Notes that has been or is to be redeemed.

SECTION 1104.              NOTICE OF REDEMPTION.

         Notice of redemption shall be given in the manner provided in Section 106 to the Holders of Senior Notes to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

         All notices of redemption shall state:

                  (1) that Outstanding Senior Notes of the applicable series are being redeemed pursuant to Article Eleven hereof,

                  (2) the Redemption Date,

                  (3) the Redemption Price,

                  (4) the CUSIP and ISIN numbers (as applicable),

                  (5) if less than all the Outstanding Senior Notes of any series are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Senior Notes to be redeemed,

                  (6) that on the Redemption Date, the Redemption Price will become due and payable upon each such Senior Note to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

                  (7) the place or places where such Senior Notes are to be surrendered for payment of the Redemption Price, and

                  (8) that the redemption is for a sinking fund, if such is the case.

         Notice of redemption of Senior Notes to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1105.              DEPOSIT OF REDEMPTION PRICE.

         Except as otherwise provided in a supplemental indenture pursuant to
Section 301, prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company or its Affiliate is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay the Redemption Price of and accrued interest, if any, on all the Senior Notes which are to be redeemed on that date.

SECTION 1106.              SENIOR NOTES PAYABLE ON REDEMPTION DATE

         Notice of redemption having been given as aforesaid, the Senior Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified together with any accrued interest thereon, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Senior Notes shall cease to bear interest. Upon surrender of any such Senior Note for redemption in accordance with such notice, such Senior Note shall be paid by the Company at the Redemption Price, together with accrued interest, if any; provided, however, that, except as otherwise provided in a supplemental indenture pursuant to
Section 301, installments of interest on Senior Notes whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Senior Notes, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 305.

         If any Senior Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Senior Note.

SECTION 1107.              SENIOR NOTES REDEEMED IN PART.

                  Any Senior Note that is to be redeemed only in part shall be surrendered at an office or agency of the Company therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Senior Note without service charge, a new Senior Note of the same series, Stated Maturity and original issue date of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Senior Note so surrendered.

                                 ARTICLE TWELVE

                            MISCELLANEOUS PROVISIONS

SECTION 1201.              NO RECOURSE AGAINST OTHERS.

         An incorporator or any past, present or future director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Senior Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Senior Note, each Holder shall waive and release all such liability. Such waiver and release shall be part of the consideration for the issue of the Senior Notes.

SECTION 1202.              ASSIGNMENT; BINDING EFFECT.

         The Company shall have the right at all times to assign any of its rights or obligations under this Indenture to a direct or indirect wholly-owned subsidiary of the Company, provided that, in the event of any such assignment, the Company shall remain primarily liable for the performance of all such obligations. This Indenture may also be assigned by the Company in connection with a transaction described in Article Eight. This Indenture shall be binding upon and inure to the benefit of the Company, the Trustee, the Holders, any Security Registrar, Paying Agent, and Authenticating Agent and their respective successors and assigns.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                   ARTICLE 13

                                HOLDERS' MEETINGS

         SECTION 1301. PURPOSES FOR WHICH MEETINGS MAY BE CALLED. A meeting of the Holders may be called at any time and from time to time pursuant to this Indenture to make, give or take any request, demand, authorization, direction, notice, consent, waiver, amendment or other action provided by this Indenture and the Senior Notes to be made, given or taken by the Holders.

         SECTION 1302. CALLING AND NOTICE OF MEETINGS. The Trustee or the Company may at any time call a meeting of the Holders for any purpose specified in Section 1301, to be held at such time and at such place in Atlanta, Georgia or New York City, New York as the Company or the Trustee determines. Notice of every meeting of the Holders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 20 nor more than 60 days prior to the date fixed for the meeting. In case at any time the Holders of at least 10% in aggregate principal amount of the Senior Notes at the time outstanding shall have requested the Trustee or the Company to call a meeting of Holders of Senior Notes for any purpose specified in the Senior Notes, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and neither the Trustee nor the Company shall have mailed notice of such meeting to holders of Senior Notes within 21 days after receipt of such request or shall thereafter have proceeded to cause the meeting to be held as provided in the Senior Notes, then the holders of the Senior Notes in the amount above specified may determine the time and the place in New York, New York for such meeting and may call such meeting for such purposes by giving notice thereof in the manner provided in this Indenture.

         SECTION 1303. PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Holders of Senior Notes, a Person shall be (1) a registered Holder of one or more Senior Notes, or (2) a person duly appointed by an instrument in writing as proxy for Holders or a Holder of one or more Senior Notes by such holders or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Senior Notes shall be the persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 1304. QUORUM. At any meeting of Holders of Senior Notes, the representative of persons holding or representing Senior Notes of a series in an aggregate principal amount sufficient under the appropriate provisions of this Indenture or the Senior Notes to take action upon the business for the transaction of which such meeting was called shall constitute a quorum. Any meetings of Holders duly called pursuant to this Indenture may be adjourned from time to time by vote of the Holders (or proxies for the holders) of a majority of the Senior Notes of a series represented at the meeting and entitled to vote, whether or not a quorum shall be present; and the meeting may be held as so adjourned without further notice. No action at a meeting of Holders shall be effective unless approved by persons holding or representing Senior Notes of a series in the aggregate principal amount required by the provision of this Indenture pursuant to which such action is being taken. At any meeting of Holders of the Senior Notes each Holder or proxy shall be entitled to one vote for each $1,000 principal amount of outstanding Senior Notes of a series held or represented.

         SECTION 1305. DETERMINATION OF VOTING RIGHTS; CONDUCT OF MEETINGS. The Trustee may make such reasonable and customary regulations as it may deem advisable for any meeting of Holders in regard to the proof of appointment of proxies in respect of the Holders of Senior Notes, the adjournment of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. The appointment of any proxy shall be proved by having the signature of the person executing the proxy guaranteed by any bank, banker, trust company or recognized securities dealer satisfactory to the Company. The Company or the Holders of Senior Notes calling the meeting shall, by an instrument in writing, appoint a temporary chairman of the meeting. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the persons entitled to vote a majority in principal amount of the Senior Notes represented at the meeting. The chairman of the meeting shall have not right to vote, except as a holder of Senior Notes or proxy. A record of the proceedings of each meeting of Holders of Senior Notes shall be prepared, and one copy of such record shall be delivered to the Company and another to the Trustee to be preserved by the Trustee.

         For purposes of determining the holders entitled to make, give or take any modifications, amendments, supplements, requests, demands, authorizations, directions, notices, consents, waivers or other action under the terms of this Agreement and the Senior Notes, any Senior Notes owned by or on behalf of the Company, any subsidiary of the Company or any of their affiliates shall be disregarded and deemed not outstanding and shall not participate in making giving or taking such action (except only Senior Notes which the Trustee knows to be so owned shall be so disregarded and deemed not outstanding).

         SECTION 1306. BINDING NATURE OF AMENDMENTS, NOTICES, NOTATIONS, ETC. Any instrument given by or on behalf of any Holders of a Senior Note in connection with any consent to or vote for any modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action will be irrevocable once given and will be conclusive and binding on all subsequent Holders of such Senior Note or any Senior Note issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action taken, made or given in accordance with the required percentage of Holders of Notes as set forth herein shall be conclusive and binding on all Holders of Senior Notes, whether or not they have given such consent or cast such vote or were present at any meeting, and whether or not notation of such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action is made upon the Senior Notes. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Senior Notes or this Indenture (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any defective provision hereof or thereof) shall be given to each Holder of Senior Notes affected thereby, in all cases as provided in the Senior Notes.

         Senior Notes authenticated and delivered after the effectiveness of any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may bear a notation in the form approved by the Trustee and the Company as to any matter provided for in such modification, amendment, supplement, request, demand,

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

authorization, direction, notice, consent, waiver or other action. New Senior Notes modified to conform, in the opinion of the Trustee and the Company, to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action taken, made or given in accordance with a majority of Holders of Senior Notes may be prepared by the Company, authenticated by the Trustee and delivered in exchange for Outstanding Senior Notes.

         SECTION 1307. ACTION. Any resolution passed or decision taken at any meeting of Holders of Senior Notes duly held in accordance with this Article 13 shall be binding on all the Holders of Senior Notes. Any meeting of the Holders of the Senior Notes duly called pursuant to the terms of the Senior Notes and this Article 13 at which a quorum is present may be adjourned once to a date within 30 days from the date of such meeting by persons entitled to vote a majority in principal amount of the Senior Notes represented at the meeting, and the meeting may be held as so adjourned without further notice.


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

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                    MIRANT AMERICAS GENERATION, INC.


                                    By:
                                          -----------------------------------
                                          Name:  Andrew W. Evans
                                          Title: Vice President, Structuring and
                                                 Market Development


                                    BANKERS TRUST COMPANY, AS TRUSTEE


                                    By:
                                          -----------------------------------
                                          Name:  Richard L. Buckwalter
                                          Title: Vice President